OxySure® Systems, Inc.

OXYSURE SYSTEMS, INC. SUBSCRIPTION BOOKLET (COMMON STOCK)

Subscription Booklet

OxySure Systems, Inc., a Delaware Corporation

Attached are the following subscription documents to be completed and executed in order to subscribe for Shareholder Interests ("Interests") in Oxysure Systems, Inc.:

A                      Offeree/Purchaser Questionnaire
B                      Subscription Agreement
C                      Shareholder Signature Page to the Bylaws of OxySure Systems, Inc.

INSTRUCTIONS

1       The applicable documents should be completed and executed in their entirety.
2.      Documents to be submitted by every prospective investor:

A.         One signed copy of the Investor Questionnaire, with all blanks filled in.

B.         One signed copy of the Subscription Agreement, with all blanks filled in.

C.         One signed copy of the Shareholder Signature Page to the Bylaws of Oxysure Systems, Inc.

3.      Every prospective investor whose subscription has been accepted must pay the purchase price  of the Interests promptly upon receipt of the Acceptance Notice (as defined in the Subscription  Agreement) or by other arrangements with the Chairman of Oxysure Systems, Inc.. Payment  shall be made by wire transfer of funds or by check in accordance with the following:

Payee:                OxySure Systems, Inc.
Bank:                  Silicon Valley Bank
 Santa Clara, CA 95054-1191
 A/c#:           330-047-1107

      ABA#:              121-140-399

4.      Return this entire Booklet with the applicable documents signed to the following:

Oxysure Systems, Inc.
10880 John W. Elliott Road Suite 600
Frisco, Texas 75034 USA
ATTN: Mr. Julian Ross

A. INVESTOR QUESTIONNAIRE

OXYSURE SYSTEMS, INC.

INVESTOR QUESTIONNAIRE

(ALL INFORMATION WILL BE TREATED IN THE HIGHEST CONFIDENCE)

The information elicited by this Investor Questionnaire (the "Questionnaire") is to enable the Company to determine whether you or the prospective investor on whose behalf you are providing this information, as the case may be, meets the suitability requirements for purchasers under Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"), and similar requirements of other applicable securities laws. The Company will rely upon the information contained herein for the purpose of such determination and for the purpose of offering and selling shares ("Shares") in Oxysure Systems, Inc., a Delaware Corporation (the "Company"). The request to complete this Questionnaire does not constitute an offer of the Shares.

INSTRUCTIONS:

Answer all questions fully; if the answer to any question is "None" or "Not Applicable," please so state.

If you are furnishing this information on behalf of yourself or another person that is a natural person (i.e., an individual), please complete Sections 1 and 4 only. If you are furnishing this information on behalf of a prospective investor that is a corporation, partnership, or limited liability company, please complete Sections 2 and 4 only. If you are furnishing this information on behalf of a prospective investor that is a trust, please complete Sections 3 and 4 only. All questions should be answered with regard to the person investing in the Shares. For example, if a corporation is subscribing, all answers should relate to that corporation (and not the officer completing this Questionnaire).

If you are signing in a capacity other than your individual capacity, please attach evidence of your authority to sign in such capacity.

1.        NATURAL PERSON (INDIVIDUALS)
If the prospective investor is a natural person, please complete this Section 1.

A. Name: ____________________________________________________________________________

Date of birth:__________________________________Citizenship: ______________________________

Social Security No.:____________________________________________________________________

Residence address: ____________________________________________________________________

Residence telephone number:_____________________________________________________________

Business address: _____________________________________________________________________

___________________________________________________________________________________

Business telephone number: _____________________________________________________________

Email Address: _______________________________________________________________________

Marital status: ________________________________________________________________________

Spouse's full name: ____________________________________________________________________

Spouse's employment: __________________________________________________________________

Spouse's business address: ______________________________________________________________

Spouse's business telephone number:  ______________________________________________________

Communications should be sent to (check one): Business address: /___ / or Home address: /___ /

Do you maintain a house or apartment, pay state income taxes, hold a driver's license or are you registered to vote, in any state other than the state listed as your residence above in this part A?

Yes  ________________     No ___________________

If "Yes," please state where and indicate whether such other state is the state of your principal residence. If it is not, please indicate why it is not.

______________________________________________________________________________________

______________________________________________________________________________________

______________________________________________________________________________________

B. Occupation:________________________________________________________________________

Position and duties:____________________________________________________________________

Any prior occupations or duties during the past five years (including name of employer, position held and length of service):

_____________________________________________________________________________________

_____________________________________________________________________________________

_____________________________________________________________________________________

C.  Do you have a net worth, or joint net worth with your spouse, in excess of $1,000,000?

Yes______              No_____

D.  Do you have an individual income in excess of $200,000 in each of the two most recent years, or joint income with your spouse in excess of $300,000 in each of those years, and have a reasonable expectation of exceeding such income level in the current year?

  Yes_____              No______

2.       CORPORATIONS, PARTNERSHIPS, AND LIMITED LIABILITY COMPANIES

 If the prospective investor is a corporation, partnership, or limited liability company, please complete this Section 2.

A. Name of entity:___________________________________________________________________________

Form of organization:_________________________________________________________________________

Date of formation:____________________________________________________________________________

State or country in which organized:______________________________________________________________

Address of entity (including street, city, state, country and zip code):_____________________________________

__________________________________________________________________________________________

__________________________________________________________________________________________

__________________________________________________________________________________________

Telephone number of organization: (__________)____________________________________________________

Type of business:_____________________________________________________________________________

IRS Employer Identification Number:_______________________________________________________________

B. Number of shareholders, partners, or members:_____________________________________________________

Names of shareholders, partners, or members and percentage of beneficial ownership for each:

________________________________________________________________________________________

___________________________________________________________________________________________

___________________________________________________________________________________________

C.     Is the investor a corporation, a partnership, a limited liability company, a tax-exempt organization described in section 501 (c)(3) of the Internal Revenue Code, or a Massachusetts or
similar business trust, not formed for the specific purpose of acquiring the Interests, with total assets in excess of $5,000,000?

Yes______             No_______

D.     Is the investor a bank as defined in section 3(a)(2) of the Securities Act, a savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act; a broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934, as amended; an insurance company as defined in section 2(13) of the Securities Act; or an investment company registered under the Investment Company Act of 1940, as amended?

Yes______             No________

E.  Is the investor a business development company as defined in section 2(a)(48) of the Investment
Company Act of 1940, as amended; a private business development company as defined in section
202(a)(22) of the Investment Advisers Act of 1940, as amended; or a Small Business Investment
Company licensed by the U.S. Small Business Administration under section 301 (c) or (d) of the
Small Business Investment Act of 1958?

Yes____             No_______

F.    ANSWER THIS QUESTION ONLY IF THE ANSWERS TO EACH OF QUESTIONS C, D
   AND E OF THIS SECTION 2 ARE "NO." IF ANY OF SUCH QUESTIONS WERE
   ANSWERED "YES," PLEASE SKIP THIS QUESTION AND PROCEED TO SECTION 4.

  Is the investor an entity in which all of its equity owners are persons or entities that can answer "Yes"
  to at least one of the following questions: Section 1 -- Question C or Question D, Section 2 -
  Question C, Question D or Question E, Section 3 -- Question C, Question D, Question E or Question
  F?

Yes_____             No______

If the answer to this question is "Yes" and if the answers to each of questions C, D and E of this Section 2 are "No", then each beneficial owner of equity securities or equity interests in the entity must complete a
Questionnaire.

3.      TRUSTS

If the investment will be in the name of a trust, please complete this Section 3.

A.     Name of trust:______________________________________________________________________

Trustee of trust:_________________________________________________________________________

B.     Address of trust (including street, city, state, country and zip code):

_____________________________________________________________________________________

_____________________________________________________________________________________

_____________________________________________________________________________________

Telephone number:__(____)_______________________________________________________________

IRS Employer Identification Number: _________________________________________________________

Number of beneficiaries:__________________________________________________________________

Names of beneficiaries and percentage of beneficial interest (excluding contingency interests) for each:

______________________________________________________________________________________

______________________________________________________________________________________

______________________________________________________________________________________

C.    Is the trust a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Interests, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Interests?

Yes____________       No______________

        D.     Is the trustee of the trust that is making the investment decision to purchase the Interests a bank as defined in section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act?

Yes__________             No______________

       E.    Is the trust an employee benefit plan within the meaning of the Employee Retirement Income
              Security Act of 1974, as amended?

Yes ___________          No _______________

F.    Is the trust an employee benefit plan within the meaning of the Employee Retirement Income
   Security Act of 1974, as amended, (i) whose investment decision to purchase the Interests is made by a plan fiduciary, as defined in section 3(21) of the Securities Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, (ii) which has total assets in excess of $5,000,000, or (iii) which is a self-directed plan whose investment decisions are made solely by persons that are accredited investors as defined in Rule 501 (a) promulgated under the
  Securities Act?

Yes___________             No_________

G.   Is the trust a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of $5,000,000?

Yes_________             No ____________

H.   If the answers to questions C, D, E, F, and G of this Section 3 are "No", please answer the following questions (and if the answer to any of questions C, D, E, F, and G is "Yes", please skip this question and proceed to Section 4):

(i)     Is the trust a revocable grantor trust that may be amended or revoked at any time by the grantors?

Yes________             No _____________

(ii)     If the answer to subsection (i) is "yes", who are the grantors?

_____________________________________________________________________________

_____________________________________________________________________________

If the answer to subsection (i) is "Yes" (and if the answers to questions C, D, E, F, and G are
"No"), Section 1 of this Questionnaire should be completed by each grantor with information about himself.

4.     INVESTMENT EXPERIENCE (TO BE COMPLETED BY ALL INVESTORS)

   A. Does the investor have such knowledge of business, finance, securities and investments generally, and such experience (based on actual participation) in investments in particular, that he or it is capable of evaluating the risks and merits of the investment, and believes he or it can afford the complete loss of his or its investment in the Interests?

Yes_________            No___________

B. Please indicate whether the investor has made the following types of investments in the past five years:

Stocks________________________________________________________________________

Limited partnerships______________________________________________________________

Bonds_________________________________________________________________________

Non-marketable securities__________________________________________________________

Other experience:_________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

C. Does the amount of the investor's proposed investment in the interests exceed 10% of his or its net worth?

 Yes________              No______________

THE UNDERSIGNED UNDERSTANDS THAT THE COMPANY AND ITS AFFILIATES AND ADVISORS WILL BE RELYING ON THE ACCURACY AND COMPLETENESS OF  THE RESPONSES TO THE FOREGOING QUESTIONS. THE COMPANY WILL KEEP  SUCH RESPONSES IN CONFIDENCE, EXCEPT THAT THIS QUESTIONNAIRE MAY BE  FURNISHED TO SUCH PARTIES AS THE COMPANY DEEMS DESIRABLE TO  ESTABLISH COMPLIANCE WITH FEDERAL AND STATE SECURITIES LAWS. THE  ABOVE INFORMATION IS ACCURATE AND COMPLETE IN ALL RESPECTS, AND  THE UNDERSIGNED WILL NOTIFY THE COMPANY PROMPTLY OF ANY CHANGES  THAT OCCUR PRIOR TO THE PURCHASE OF THE INTERESTS.

Name of Investor:_______________________________________________________

Signature:______________________________________________________________

Printed Name:___________________________________________________________

Title (if applicable):_______________________________________________________

Date:__________________________________________________________________

B. SUBSCRIPTION AGREEMENT

OXYSURE SYSTEMS, INC.
Oxysure Systems, Inc.
 10880 John W. Elliott Road
Suite 600
Frisco, Texas 75034 USA
ATTN: Mr. Julian Ross

972-294-6450 FAX 972-294-6501 (fax)

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this "Agreement"), dated as of ______________is entered into by and_________________between Oxysure Systems, Inc., a Delaware corporation (the "Company"),and,_____the undersigned investor (the "Investor").

RECITALS

A.           Investor desires to purchase_____________shares (the "Shares") of the common stock, par value $0.0004 per share (the "Common Stock"), of the Company for an aggregate purchasez price
  of___________                     .

B.           The parties hereto desire to enter this Agreement to provide for the purchase by the Investor of the Shares on the terms set forth herein and to govern the parties' respective rights and obligations with respect thereto.

Accordingly, the parties agree as follows:

ARTICLE I

PURCHASE AND SALE OF COMMON STOCK

1.1       Purchase and Sale.

(a)        Subject to the terms and conditions set forth herein, the Company shall issue and sell and the Investor shall purchase the Shares. The purchase price (the "Purchase Price") for the Shares shall be
             ______________per Share, for an aggregate Purchase Price of _________________                                                                           .

(b)      The Company shall deliver to the Investor one or more stock certificates representing the Shares registered in the names and in the amounts as specified by the Investor, and the Investor shall deliver an amount equal to the Purchase Price. Company hereby acknowledges receipt of the Purchase Price on________________

(c)      The Investor agrees to deliver to the Company from time to time such documents and certificates as may be reasonably requested by the Company to comply with the applicable securities laws and all applicable rules and regulations.

ARTICLE II

INVESTOR REPRESENTATIONS AND WARRANTIES

2.1 Representations and Warranties. The Investor hereby represents and warrants to the Company as of the date hereof:

(a) Authority. The Investor has the requisite power and authority to enter into and to consummate the transactions contemplated hereby and otherwise to carry out his obligations hereunder. This Agreement has been duly executed and delivered by the Investor and constitutes the valid and legally binding obligation of the Investor, enforceable against him in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to, or affecting generally the enforcement of, creditors rights and remedies or by other general principles of equity.

(b) No Solicitation. The offering of the Shares in the Company to the Investor was made only through direct, personal communication between the Investor and a duly authorized representative of the Company and not through public solicitation or advertising.

(c) Investment Intent. The Investor is acquiring the Shares for his or its own account for investment purposes only and not with a view to or for distributing or reselling such Shares or any part thereof or interest therein and the Investor does not presently have any reason to anticipate any change in circumstances or other particular occasion or event which would cause him or it to sell such Shares, without prejudice, however, to the Investor's right, subject to the provisions of this Agreement, at all times to sell or otherwise dispose of all or any part of such Shares pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or pursuant to an available exemption from the registration requirements thereunder and in compliance with applicable state securities laws; provided, however, that the Investor acknowledges that the Company has no obligation to register the Shares under the Securities Act or any other securities laws.

(d) Investor Status. The Investor hereby acknowledges that the acquisition of the Shares pursuant to this Agreement is suitable only for sophisticated investors.

(e) Investment Company. The Investor is not, and following issuance of the Shares will not be, nor is the Investor an affiliate of an "Investment company' within the meaning of the Investment Company Act of 1940, as amended, nor was Investor formed, reformed, or reorganized for the specific purpose of purchasing the Shares.

(f) Experience of Investor. The Investor, either alone or together with the Investor's representatives, has such knowledge, sophistication and experience in business, investment and financial matters, and has such knowledge, sophistication and experience in evaluating and investing in common stocks and other securities based on actual participation in business, investment and financial matters, so as to be capable of evaluating the merits and risks of an investment in the Shares to be acquired by the Investor hereunder, and has so evaluated the merits and risks of such investment.

(g) Ability of Investor to Bear Risk of Investment. The Investor is able to bear the economic risk of an investment in the Shares to be acquired hereunder and, at the present time, is able to afford a complete loss of such investment. The Investor is aware that the Company is a start up company and that no guarantees have been or can be made by the Company or any of its representatives respecting the future value, if any, of the Shares or the profitability or success of the business of the Company and no assurances are or have been made concerning the dividend or distribution by the Company of cash to its shareholders.

(h) Access to Information. The Investor acknowledges that he has been afforded (i) the opportunity to ask such questions as the Investor has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the Shares offered hereunder and the merits and risks of investing in such Shares; (ii) access to relevant information about the Company and the Company's operations, management and business prospects sufficient to enable him to evaluate an investment in such Shares; and (iii) the opportunity to obtain such additional information which the

Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

 (i) Reliance. The Investor understands and acknowledges that (i) the Shares being offered and sold to Investor hereunder are being offered and sold without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act under Section 4(2) of the Securities Act and (ii) the availability of such exemption depends in part on, and that the Company will rely upon the accuracy and truthfulness of, the foregoing representations and the Investor hereby consents to such reliance.

         (j) Certain Fees. Except as provided herein, no fees or commissions will be payable by the
Investor to any broker, financial advisor, finder, investment banker, or bank with respect to the transactions contemplated by this Agreement. The Company acknowledges and agrees that the Investor makes no representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 2.l.

2.2 Survival. All representations, warranties and covenants contained herein shall survive the execution and delivery of this Agreement indefinitely.

2.3 Transfer Restrictions.

(a) If the Investor should decide to dispose of any Shares to be acquired hereunder, the Investor understands and agrees that he may do so only (i) pursuant to an effective registration statement under the Securities Act, (ii) to the Company or (iii) pursuant to an available exemption or exclusion from the registration requirements of the Securities Act. In connection with any transfer of any Shares other than pursuant (i) to an effective registration statement, (ii) to the Company, (iii) to an affiliate of the Investor which is an "accredited investor" within the meaning of Rule 501(a) under the Securities Act, provided that any such transferee shall agree to be bound by the terms of this Agreement, and (iv) in reliance on Rule 144 under the Securities Act, the Company may require that the transferor provide to the Company an opinion in form and substance reasonably satisfactory to the Company of counsel experienced in the area of United States securities laws selected by the transferor to the effect that such transfer does not require registration of such Shares under the Securities Act.

(b) The Investor agrees to the imprinting, so long as appropriate, of the following legend on certificates representing the Shares:

    "THESE SHARES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN  RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER REGULATION D  PROMULGATED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE  "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD  EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE  SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION OR EXCLUSION FROM THE REGISTRATION REQUIREMENTS THEREUNDER AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.

    THESE SHARES ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER SET  FORTH IN A SUBSCRIPTION AGREEMENT BETWEEN THE COMPANY AND THE  ORIGINAL HOLDER HEREOF. A COPY OF SUCH AGREEMENT IS ON FILE AT THE  PRINCIPAL OFFICE OF THE COMPANY."

The legend set forth above shall be removed in connection with any resale of Shares pursuant to an effective registration statement under the Securities Act or sooner if, in the opinion of counsel to the Company and the Investor experienced in the area of United States securities laws, such legend is no longer required under applicable requirements of the Securities Act (including judicial interpretation and pronouncements issued by the staff of the Securities and Exchange Commission). The certificates representing the Shares shall also bear any other legends required by applicable federal or state securities laws, which legends shall be removed when, in the opinion of counsel to the Company, such legends are no longer required under the applicable requirements of such securities laws. In connection therewith, the Company may request, and the Investor or other transferor shall provide, such information as the Company or its counsel may reasonably request to evaluate the propriety of removing any legends. The Company makes no representation, warranty or agreement as to the availability of any exemption from registration under the Securities Act with respect to any resale of Shares. The Investor agrees that the Company shall be entitled to make a notation on its records and give instructions to any transfer agent of the Company in order to implement the restrictions on transfer set forth in this Section 2.3.

ARTICLE III
MISCELLANEOUS

3.1  Entire   Agreement.       This   Agreement   embodies   the   entire   agreement   and understandingbetween the Investor and the Company and supersedes all prior agreements and understandings relating to the subject matter hereof.

3.2  Waiver and Amendment. This Agreement may be amended, and the observance of any term hereof may be waived (either retroactively or prospectively), with and only with the written consent of the Company and the Investor. No amendment or waiver consented to as provided herein will extend to or affect any obligation, covenant, or agreement not expressly amended or waived or impair any right, power or remedy consequent thereon.

3.3    Notices, All notices and other communications provided for hereunder shall be in writing and delivered by teleoopier or (if expressly permitted under the applicable provisions hereof by telephone, if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), by registered or certified Mail with return receipt requested (postage prepaid) or by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

(a)       If to Investor:
            ________________________

            ________________________

           ________________________

(b)       If to the Company:

Oxysure Systems, Inc.
2611 Internet Boulevard
Suite 109
Frisco, Texas 75034 USA

ATTN: Mr. Julian Ross

(c)        If any notice required under this Agreement is permitted to be made, and is made, by telephone, actions taken or omitted to be taken in reliance thereon by the Investor shall be binding upon the Company notwithstanding any inconsistency between the notice provided by telephone and any subsequent writing in confirmation thereof provided to the Investor; provided that any such action taken or omitted to be taken by the Investor shall have been in good faith and in accordance with the terms of this Agreement.

3.4 Successors and Assigns. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of its or his successors and assigns, whether or not so expressed.

3.5 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by applicable law) not invalidate or render unenforceable such provision in any other jurisdiction.

3.6 Construction. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any person, or which such person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such person.

3.7 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

3.8 Governing Law. This Agreement shall be governed by and construed in accordance with the law of the State of Texas.

(THE NEXT PAGE IS THE SIGNATURE PAGE)

IN WITNESS WHEREOF, Subscriber has hereby executed this Subscription Agreement as of the date set forth below.

:
_____________________________________Subscriber's Address
Name of Subscriber                                                                   _________________________________

                                                                                                      _________________________________

                                                                                                       _________________________________

_____________________________________               ___________________________________
Name and Title of Person who has                                         Signature of Subscriber or Person who has filled
filled out this Subscription Agreement                                  out this Subscription Agreement on its behalf
on behalf of Subscriber

_____________________________________              ______________________________________
Subscriber's Social Security                                                          Date
or Tax ID No.

_____________________________________
Aggregate Amount to be paid for Interests

The foregoing subscription is hereby accepted, subject to the terms and conditions hereof, as of the
____________day of _____________, 2008.

OXYSURE SYSTEMS, INC.

By:______________________________________
      Julian Ross, Chairman & CEO

SHAREHOLDER SIGNATURE PAGE TO THE BYLAWS OF OXYSURE SYSTEMS, INC.

SHAREHOLDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned Shareholder has approved and adopted, and is bound by, these Bylaws as of the date first set forth above.

Name of Shareholder:__________________________________________________________________________________________________

Signature for Shareholder:_______________________________________________________________________________________________

Title of Signing Representative (if applicable):_________________________________________________________________________________

Date of Signature:______________________________________________________________________________________________________